UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  September 14, 2005
                                                 --------------------


                              PEOPLES BANCORP INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Ohio                        0-16772                31-0987416
----------------------------  ------------------------   --------------------
(State or other jurisdiction  (Commission File Number)   (IRS Employer
       of incorporation)                                   Identification No.)


           138 Putnam Street, P.O. Box 738, Marietta, Ohio 45750-0738
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (740) 373-3155
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                         -------------------------------
                         (Former name or former address,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under
        the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under
        the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
------------------------

          On September 14, 2005, Peoples Bancorp Inc. ("Peoples Bancorp") issued a news release (the "Release") announcing that effective January 1, 2006, David
B. Baker, President of Peoples Financial Advisors and Peoples Insurance Agency, Inc., will assume a non-executive role as Senior Financial Advisor of Peoples Financial Advisors, a division of Peoples Bancorp's subsidiary Peoples Bank, National Association ("Peoples Bank"). In this new role, Mr. Baker will be responsible for directly serving clients' financial planning needs and other special projects. Effective January 1, 2006, Mr. Baker will no longer serve as an Executive Vice President of Peoples Bancorp or Peoples Bank.

          In the Release, Peoples Bancorp also announced that David T. Wesel, who currently serves as a Vice President of Peoples Bank and Sales Manager of Peoples Financial Advisors, has been appointed to the position of President of Peoples Financial Advisors effective January 1, 2006 and that Mr. Wesel will also become an Executive Vice President of Peoples Bancorp and Peoples Bank effective January 1, 2006. Mr. Wesel is the son of Joseph H. Wesel, Chairman of the Board of Peoples Bancorp.

          In the Release, Peoples Bancorp also announced that Mark F. Bradley, President and Chief Executive Officer of Peoples Bancorp and Peoples Bank, will also assume the role of President of Peoples Insurance Agency, Inc. effective January 1, 2006.

          A copy of the Release is filed with this Current Report on Form 8-K as
Exhibit 99 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.
---------------------------------------------

         (a) through (c) Not applicable

         (d) Exhibits:The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.        Description
-----------        --------------------------------------------
     99            News Release issued by Peoples Bancorp Inc.
                   on September 14, 2005


                  [Remainder of page intentionally left blank;
                          signature on following page.]

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PEOPLES BANCORP INC.


Dated:  September 16, 2005        By: /s/ MARK F. BRADLEY
                                          -----------------------------------
                                          Mark F. Bradley
                                          President and Chief Executive
                                          Officer

                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                            Dated September 14, 2005

                              Peoples Bancorp Inc.

Exhibit No.        Description
-----------        --------------------------------------------
     99            News Release issued by Peoples Bancorp Inc.
                   on September 14, 2005